Exhibit 10.22

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Cost Impacts Associated with Delay in NTP

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00001 DATE OF CHANGE ORDER: March 9, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.2.A.11 of the Agreement, Parties agree to increase the Contract Price for Contractor’s increased costs to perform Work by $233,800,000 due to delay in issuance of NTP from July 1, 2014 to April 1, 2015. Pricing validity for contractual purposes is May 1, 2015.

2.	The overall cost breakdown for this Change Order is detailed in Exhibit A and described as follows:

a.	The previous Aggregate Equipment Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

b.
The previous Aggregate Labor and Skills Price prior to this Change Order was *** U.S. Dollars (U.S.$***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

3.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders		$—
The Contract Price prior to this Change Order was		$7,080,830,000
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,314,630,000

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
March 31, 2015	March 9, 2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
DLE/IAC Scope Change

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00002 DATE OF CHANGE ORDER: March 25, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.2.A.11 of the Agreement, Parties agree Bechtel will change from SAC to DLE Compressor Turbine Drivers, include the Inlet Air Chilling (IAC) while removing the Inlet Air Humidification, and resize and relocate water treatment facilities.

2.	The following scope changes will be incorporated from this Change Order:

a.	Inlet air chilling (Stellar Chiller Package) will be added and utilized in the Nuovo Pignone PGT 2500 + G4 aero-derivative gas turbine engines for both Subproject 1 and Subproject 2.

b.	Change to DLE compressor turbine drivers (GE Compressor/Turbine Package) for installed and capital spares.

c.	Removal of the Inlet Air Humidification (GE Compressor/Turbine Package).

d.	Resize/relocate the Water Treatment Facility from 102F01 to 105A01 (Aquatech Package).

e.	Add 30” welding pipe caps on Methane Cold Boxes (Linde Package).

f.	Add 30” HDPE water lines from chiller package to ISBL chiller coils.

g.	Revise electrical design from 13.8kV to 34.5kV transformers.

3.	Exhibit A of this Change Order depicts the changes associated with the details in Item 2 of this Change Order.

4.	Article 2.5 of Attachment EE, Schedule EE-2 will be added and shall state the following:

2.5    IAC Provisional Sum

The Aggregate Provisional Sum contains a Provisional Sum of *** U.S. Dollars (U.S. $***) for the inclusion of the Inlet Air Chilling package. This Work is more specifically defined as a provisional sum in Scope Change Trend S1-0016.

If the actual cost charged to Contractor for the procurement, and construction under the Agreement is less than the IAC Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference and *** percent (***%) of such difference. If the actual cost charged to Contractor for the procurement and construction of the Work under the Agreement is greater than the IAC Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference, plus *** percent (***%) of such difference.

5.
Bechtel and CCL agree Attachment S - “Performance Tests and Commissioning Tests” and Attachment T - “Performance Guarantee, Performance Liquidated Damages, Minimum Acceptance Criteria, and Delay Liquidated Damages” of the EPC Agreement shall be replaced with the revised versions in Exhibit B of this Change Order.

6.	The overall cost breakdown for this Change Order is detailed in Exhibit C and described as follows:

a.	The previous Aggregate Equipment Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

b.
The previous Aggregate Labor and Skills Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

7.
The previous Aggregate Provisional Sum prior to this Change Order was Nine Hundred Fifty Million Five Hundred Sixty One Thousand Three Hundred Fifty One U.S. Dollars (U.S. $950,561,351). This Change Order will amend that value and the new value shall be One Billion, One Hundred Fifteen Million, Six Hundred eighty Seven Thousand, One Hundred Fifty One U.S. Dollars (U.S. $1,115,687,151).

8.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001)		$233,800,000
The Contract Price prior to this Change Order was		$7,314,630,000
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,573,977,398

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibits C and D of this Change Order

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MD Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Marcello Donati
Owner	Contractor
Ed Lehotsky	Marcello Donati
Name	Name
VP LNG Projects	Project Manager
Title	Title
April 7, 2015	March 25, 2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Currency and Fuel Provisional Sum Closures

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00003 DATE OF CHANGE ORDER: May 13, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Currency Provisional Sum in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was *** U.S Dollars (U.S. $***). The Provisional Sum is hereby decreased by $*** and the new value as amended by this Change Order shall be $***

2.	Pursuant to instructions in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit A to this Change Order illustrates the calculation of the final currency costs in the Agreement.

3.
The Fuel Provisional Sum in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was *** U.S Dollars (U.S. $***). The Provisional Sum is hereby decreased by $*** and the new value as amended by this Change Order shall be $***.

4.	Pursuant to instructions in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit B to this Change Order illustrates the calculation of the final fuel costs in the Agreement.

5.
The Aggregate Provisional Sum specified in Article 7.1 of the Agreement prior to this Change Order was $950,561,351. The Aggregate Provisional Sum is decreased by $551,704,129 and the new value of the Aggregate Provisional Sum is $398,857,222.

6.	The previous Aggregate Equipment Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

7.
The previous Aggregate Labor and Skills Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***)

8.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001, 0002, and 0004)		$493,147,398
The Contract Price prior to this Change Order was		$7,573,977,398
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,479,143,655

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes, see Exhibit C of this Change Order

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
May 13, 2015	May 13, 2015
Date of Signing	Date of Signing

CHANGE ORDER FORM
Bridging Extension Through May 17, 2015

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00004 DATE OF CHANGE ORDER: May 12, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The last sentence of paragraph 1 of Change Order CO-00001 is amended and restated to read as follows: “Pricing validity for contractual purposes is May 17, 2015.”

2.	If NTP of Corpus Christi Liquefaction Stage 1 is delayed beyond May 17, 2015, the cost impact for Stage 1 will be increased by $1,000,000 (one million USD) per Day.

Adjustment to Contract Price

The original Contract Price was	$7,080,830,000
Net change by previously authorized Change Orders (0001-0002)	$493,147,398
The Contract Price prior to this Change Order was	$7,573,977,398
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$—
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$—
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of	$—
The new Contract Price including this Change Order will be	$7,573,977,398

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
May 12, 2015	May 12, 2015
Date of Signing	Date of Signing